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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           For the month of July, 1995

                                  ISRAMCO, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
--------------------------------------------------------------------------------
                            (State of Incorporation)

              800 Fifth Avenue, New York, New York 10021 Suite 21-D
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  212-888-0200
--------------------------------------------------------------------------------
                               (Telephone number)

                 0-12500                             13-3145265
           -------------------                   -------------------
           Commission File No.                   IRS Employer ID No.


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Item 5.    Other Materially Important Events

           A. At the Annual Meeting of Shareholders of the Corporation the following persons were elected to the Board of Directors to serve for a term of one year or until their successors are elected:

              Joseph Elmaleh
              William W. Houck
              Barry Sahgal
              Danny Toledano

           B. By written consent of the Board of Directors of the Corporation the following persons were appointed officers of the Corporation to serve for a term of one year or until their successors are appointed:


           Name                         Office
           ----                         ------
           Joseph Elmaleh               Chairman of the Board, Chief Executive Officer,
                                        Chief Financial Officer and Treasurer

           William W. Houck             President and Chief Operating Officer

           Danny Toledano               Vice President Finance

           Raanan Weissel               Treasurer

           David Malkin                 Secretary

           C. At the Annual Meeting of Shareholders of the Corporation the appointment of Richard A. Eisner & Company, LLP as independent auditors of the Corporation for the calendar year 1995 was ratified and approved.


Item 7.    Exhibits - None


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Isramco, Inc.
                                                  (registrant)

   July 11, 1995                               By: /s/  JOSEPH ELMALEH
   -------------                                  -----------------------------
      (date)                                            Joseph Elmaleh
                                                        Chairman of the Board
                                                        Chief Executive Officer
                                                        Chief Financial Officer


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